UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2020

WILHELMINA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36589	74-2781950
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1400, Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 661-7488

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WHLM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 15, 2020, Wilhelmina International, Ltd. (the “Borrower”), a wholly-owned subsidiary of Wilhelmina International, Inc. (the “Company”), executed a Business Loan Agreement and a Promissory Note each dated April 13, 2020 (collectively, the “Sub PPP Loan Documents”), with respect to a loan in the amount of $1,847,700 (the “Sub PPP Loan”) from Zions Bancorporation, N.A. dba Amegy Bank (“Amegy”). The Sub PPP Loan was obtained pursuant to the Paycheck Protection Program (the “PPP”) of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) administered by the U.S. Small Business Administration (“SBA”). The Sub PPP Loan matures on April 13, 2022 and bears interest at a rate of 1.00% per annum. The Sub PPP Loan is payable in 18 equal monthly payments of $103,983 commencing November 13, 2020.

On April 18, 2020, the Company executed a Business Loan Agreement and a Promissory Note each dated April 17, 2020 (collectively, the “Parent PPP Loan Documents”), with respect to a loan in the amount of $127,500 (the “Parent PPP Loan”) from Amegy. The Parent PPP Loan was also obtained pursuant to the PPP. The Parent PPP Loan matures on April 17, 2022 and bears interest at a rate of 1.00% per annum. The Parent PPP Loan is payable in 18 equal monthly payments of $7,175 commencing November 13, 2020.

Both the Sub PPP Loan and the Parent PPP Loan (collectively, the “PPP Loans”) may be prepaid at any time prior to maturity with no prepayment penalties. Both the Sub PPP Loan Documents and the Parent PPP Loan Documents (collectively, the “PPP Loan Documents”) contain various provisions related to the PPP, as well customary representations, warranties, covenants, events of default and other provisions. Neither of the PPP Loans is secured by either the Borrower or the Company, and both are guaranteed by the SBA. All or a portion of the PPP Loans may be forgiven by the SBA upon application by the Borrower or the Company, respectively, accompanied by documentation of expenditures in accordance with the SBA requirements under the PPP. In the event all or any portion of the PPP Loans is forgiven, the amount forgiven is applied to outstanding principal.

The foregoing description of the PPP Loans is qualified in its entirety by reference to the PPP Loan Documents filed as exhibits hereto and incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 above is incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1	Business Loan Agreement and Promissory Note, each dated April 13, 2020, between Wilhelmina International, Ltd. and Zions Bancorporation, N.A. dba Amegy Bank

10.2	Business Loan Agreement and Promissory Note, each dated April 17, 2020, between Wilhelmina International, Inc. and Zions Bancorporation, N.A. dba Amegy Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 21, 2020	WILHELMINA INTERNATIONAL, INC.

	By:	/s/ James A. McCarthy
		Name:	James A. McCarthy
		Title:	Chief Financial Officer